Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of crude oil and natural gas in domestic and international markets; the number of rigs, pad sizes, drilling and completion efficiencies, well spacings and associated well counts; availability of takeaway and storage capacity; disparities in activity levels between private operators and large publicly-traded exploration and production (“E&P”) companies; the number of workover rigs; availability of capital and the associated capital spending discipline exercised by customers; overall service cost inflation; our success in cost recovery efforts; the financial health of our customers and our credit risk of customer non-payment; changes in the number of drilled but uncompleted wells and the level of well completion activity; the size and timing of orders; availability and cost of raw materials, components and imported items; increased inland and ocean shipping costs; the availability of containers and vessels from Asia as well as port congestion and domestic trucking capacity; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding overhead and operating costs and margins; availability and cost of skilled and qualified workers and our ability to hire and retain such workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends and the amount of any such dividends; consolidation activity involving our customers; the addition or termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in political, regulatory, economic and social conditions domestically or internationally; the severity and duration of the ongoing outbreak of coronavirus (COVID-19) and the extent of its impact on our business, including employee absenteeism; outbreaks of other pandemic or contagious diseases that may disrupt our operations, suppliers or facilities or impact demand for oil and gas; the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and other oil and gas producing countries affecting the supply of oil and natural gas; the impact of planned and possible future releases from the Strategic Petroleum Reserve; the impact of potential disruptions in Russian gas deliveries into Europe resulting from the conflict in Ukraine; increases in import tariffs or duties assessed on products and imported raw materials used in the production and assembly of our goods which could negatively impact margins and our working capital; the significance of future liabilities under the tax receivable agreement (the “TRA”) we entered into with certain current or past direct and indirect owners of Cactus LLC in connection with our initial public offering; the impact of shipping delays on our operations and level of working capital; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition and capacity within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; currency exchange rate fluctuations associated with our international operations; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3 ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019. ◼ Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018 and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel ◼ Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018. ◼ Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel. ◼ Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc. ◼ Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services that Sustain Relative Margin Resilience A Leading Pure Play Pressure Control Equipment Solutions Provider for Onshore Markets Returns Focused with Large Net Cash Balance Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 32.9% 39.1% 36.4% 34.7% 27.4% 29.0% Product 64% Rental 14% Field Service and Other 22% $341.2 $544.1 $628.4 $348.6 $438.6 $583.6 2017 2018 2019 2020 2021 1Q 2022 Ann. Revenue ($ in millions)2021 Revenue by Type ◼ Bakken ◼ Eagle Ford ◼ Permian ◼ Uinta Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling and completions efficiencies while enhancing safety Selected Active Basins Note: 1Q 2022 Ann. represents the first quarter annualized. Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% MarginAdjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue◼ DJ / Powder River ◼ Marcellus / Utica ◼ Haynesville ◼ Cooper, Australia $112.1 $212.6 $229.0 $121.0 $120.4 $169.3 2017 2018 2019 2020 2021 1Q 2022 Ann. 23.9% 26.5% 27.5% 29.5% 24.8% 24.0% 2017 2018 2019 2020 2021 1Q 2022 Ann.

6 Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac related rentals and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling ProductionCompletion (Frac) Technologically advanced wellhead and frac solutions deliver greater reliability and time savings Consumable Sale Consumable SaleTemporary Rental Cactus Also Provides Field Service, Installation & Maintenance

7 1,931 1,814 1,699 1,800 755 495 853 1,011 918 417 463 15 61 110 169 109 99 211 272 270 145 193 0.8% 3.4% 6.4% 9.4% 14.4% 19.9% 24.8% 26.9% 29.5% 34.8% 41.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0 50 100 150 200 250 300 350 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cactus Rigs Followed Market Share Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs. Data represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each referenced period divided by the Baker Hughes U.S. onshore rig count during the corresponding period. 2011 represents December 2011 figures as of the middle of the month. 2012 – 2016 represents the average of mid-month June and December rig counts. 2017-2021 represents the average mid-month figure for Cactus for each month of the year and the annual Baker Hughes average for the U.S. onshore rig count. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. U.S. Onshore Rigs (1) Market Leader with Strong Market Share Growth Significant U.S. Market Share Gains

8 27% 18% 15% 9% 8% 7% 5% 4% Peer A Peer C Peer G Peer D Peer E Peer B Peer F 33% 26% 22% 18% 14% 13% 13% 13% Peer A Peer B Peer C Peer D Peer E Peer F Peer G Differentiated Margin Profile Through the Cycle Total Adjusted EBITDA Margin (2014 – 2021) (1)(2) Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, DMC Global Inc., Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies for 2017 –2021.. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, severance expenses, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. 2021 Adjusted EBITDA Margin (1)(2) Strength of margin profile relative to peers maintained through the cycle

9 Technologically Advanced Pad Drilling Wellhead Systems SafeDrill® Advantages Eliminates time consuming BOP manipulation No waiting on cement after running casing strings - Mandrel hangers, pack offs run and set through BOPs Fewer trips into confined space (cellar) - No BOP manipulation after intermediate casing has been installed No “hot work” required to cut casing with torch Safety Time Savings Conventional Wellhead Cactus SafeDrill®

10 Average Active U.S. Onshore Rigs(1) Total U.S. Onshore Wells Drilled(1) 1. Source: Spears and Associates. 419 460 700 811 2020A 2021A 2022E 2023E 12,898 16,794 19,284 21,683 2020A 2021A 2022E 2023E Favorable Macro Trends Benefit Cactus ◼ Recovery in energy demand driving increased need for oil & gas production ◼ Industry underinvestment in 2020 and 2021 driving potential multi-year growth in rig and well counts ◼ U.S. land rig count forecasted to grow by approximately 50% in 2022 Improving Activity Environment 2,425 2,891 3,105 3,218 1Q22E 2Q22E 3Q22E 4Q22E 2022E U.S. Frac Jobs(1)

11 Unique Technologies Enhance Rental Business Value Proposition ◼ High-end offerings attractive to customers focused on efficiency & reliability ◼ In-house design and manufacture of specialized equipment differentiates Cactus from industry peers ◼ Cactus equipment meaningfully reduces non- productive time (“NPT”) via increased reliability and automation ◼ Removal of personnel from the exclusion zone leads to a safer wellsite ◼ Digital & remotely operated equipment performs maintenance and collects valuable data ◼ Replacement of diesel engines with electric motors reduces costs

12 Differentiated Offerings Enable Customers to Meet ESG-Related Goals ◼ Cactus enables customers to drill and complete wells faster ◼ Translates to fewer rig and frac days & associated equipment ◼ Lower operator emissions per barrel of production ◼ Reduced carbon intensity per well ◼ Fewer drilling days per well ◼ More frac stages completed per day ◼ Cactus’ equipment increases employee safety by enabling: ◼ Automation of human- performed connections ◼ Routine tasks to be performed remotely ◼ Fewer trips into underground cellars ◼ No “hot work” required to cut casing with torch ◼ Recently began deploying equipment allowing for: ◼ Environmentally friendly method for powering Cactus’ equipment and operations ◼ Electric power generation at the wellsite ◼ Reduced diesel usage Faster Safer Cleaner

13 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1) ◼ Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well ◼ Efficiency and reliability can cause a disproportionate amount of benefit for operators ◼ Operators prioritize cost savings on larger ticket items Cactus Value Proposition Completion 54% Cactus Rentals 1% Cactus Products 1% Drilling 29% Other 15% 1) Source: EIA and Management estimates.

14 Bossier City, Louisiana Manufacturing Facility ◼ Service centers support field services and provide repair services ◼ Spread across all key producing basins ◼ Flexible cost structure at branches & Bossier City ◼ Ability to scale costs and right-size in real-time ◼ Minimal maintenance capex required Service Centers Headquarters Manufacturing U.S. Operations Suzhou, China Manufacturing Facility ChinaAustralia United States International Operations ◼ Established onshore business in Australia in 2014 ◼ Started to provide rental equipment in the Middle East in late 2021 ◼ Approved as vendor in key Middle East markets ◼ First wellhead equipment order for South America expected in Q2 2022 ◼ Expected to book first order for wellhead equipment in the Middle East around mid-year Middle East Flexible and Scalable Operating Footprint Adelaide Moomba Brisbane South America

15 Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing of equipment ◼ 5-axis computer numerically controlled machines ◼ “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders ◼ No large near-term capital equipment needs following 2018 expansion ◼ Cash cost of operations is highly variable ◼ Less time-sensitive, high-volume wellhead equipment ◼ Wholly foreign owned enterprise (WFOE) ◼ Continue to increase product types assembled and tested in Suzhou ◼ Low cost of operation with low sensitivity to utilization ◼ Identified additional international sourcing A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Highly Scalable and Low Fixed Cost Manufacturing Footprint

16 Current ◼ Management is well incentivized as it owns approximately 20% of the business ◼ Over 80% of executive compensation deemed “at risk” ◼ Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ◼ Management team has built the foundation of this company over more than four decades ◼ Track record of building and successfully monetizing similar businesses ◼ Strength of leadership and loyalty is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships 2020

17 2021 Total Revenue by Customer Type 2021 Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 2021 Product Revenue by Customer Type Note: Cactus’ Field Service revenue driven by the Company’s Product & Rental activity. Large E&P represents exploration & production companies with market capitalization of over $3bn as of May 2, 2022 per FactSet. Majors include international oil companies that engage in upstream and downstream activities Well Established Relationships With High-Quality Customer Base Majors 5% Large E&P 64% SMID E&P 4% Private 27% Majors 8% Large E&P 62% SMID E&P 3% Private 27% Majors 19% Large E&P 51% SMID E&P 1% Private 29%

18 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available annual data. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2017, 2018, 2019, 2020 and 2021. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2016 – 2019 and ChampionX for 2020 and 2021. Year-end 2021 DMC Global Inc. capital employed figure excludes $480mm related to the acquisition of Arcadia and assocaited noncontrolling interest for comparative purposes. 2021 Adjusted EBITDA Margin (%) ROCE(2) (2017 – 2021) (%) (1) Returns & Margins Have Outperformed Peers

19 157% (45%) WHD OSX Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 5/5/2022.Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset Share Price Outperformed the OSX in 2018, 2019, 2020 and 2021 Execution Has Driven Equity Outperformance 0%

20 Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – 2021) Note: Peers include: ChampionX, Dril-Quip, Core Labratories, DMC Global, National Oilwell Varco, Oil States International and TechnipFMC. ChampionX data represents legacy Apergy prior to merger. TechnipFMC financial data represents FMC Technologies from 2015-2016 and TechnipFMC pro forma for the separation from Technip Energies from 2017 – 2021. Source: Company filings and annual reports. Cactus Has Recorded Zero Impairment Charges Through the Cycle $0 $664 $656 $251 $133 $37 $- $250 $500 $750 $1,000 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G $10,597 ($mm) History of Prudent Investment Strategy $7,722

21 Dividends & Associated Distributions to Members Paid Since 2018 ($ in millions) Source: Company filings and annual reports. 1. Annualized based upon $8.3 million of dividend payments and associated distributions made during the first quarter of 2022. Although we intend to continue paying the quarterly dividend at the current levels, Cactus' future dividend policy is within the discretion of Cactus' board of directors and will depend upon then-existing conditions, including Cactus' results of operations, financial condition, capital requirements, investment opportunities, statutory and contractual restrictions on Cactus' ability to pay dividends and other factors Cactus' board of directors may deem relevant. Cactus Has Increased Shareholder Returns in Every Year Since Going Public $- $35 2018 2019 2020 2021 1Q 2022 Annualized Steadily Increasing Return of Capital Profile (1)

22 $17.4 $30.7 $68.2 $55.9 $18.1 $11.6 2016 2017 2018 2019 2020 2021 $14.8 $81.4 $144.4 $173.1 $102.9 $108.7 2016 2017 2018 2019 2020 2021 ◼ March 31, 2022 cash balance of approximately $298 million ◼ Full year 2022 net capital expenditure guidance of $20 million to $30 million ◼ Modest maintenance capex requirements ◼ 2022 capex driven by: ◼ Roofline expansion at Bossier City facility (completed in Q1 2022) ◼ R&D facility buildout ◼ Electrification and additions to rental asset fleet as activity is expected to grow ◼ General maintenance Adjusted EBITDA(1) – Net Capital Expenditures(2) ($ in millions) Strong balance sheet with track record of cash flow generation Net Capital Expenditures(2) ($ in millions) Balance Sheet & Capital Summary Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Clean Balance Sheet & Low Capital Intensity

23 ◼ Revenues up 12% sequentially ◼ Product market share(1) of 41% ◼ Adjusted EBITDA margin(2) increased to approximately 29% First Quarter 2022 Performance Outlook & Recent Developments ◼ Q2 2022 Product revenues expected to be up approximately 10% sequentially ◼ Rigs followed expected to be up in the high single digits percentagewise versus Q1 2022 ◼ Margins expected to improve sequentially ◼ Q2 2022 Rental revenues expected to be up by 10% sequentially ◼ Margins expected to improve sequentially ◼ Field Service margins expected to improve sequentially despite labor cost related headwinds Recent Performance & Outlook 1. Represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. 2. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Incremental Adjusted EBITDA margin represents the sequential change in Adjusted EBITDA divided by the sequential change in revenue during the quarter.

24 24% 76% U.S. & Australia Rest-of-World Percentage of 2021 Global Rig Count (Excluding Russia & Central Asia) Source: Company estimates. Spears & Associates. 1. Excludes rigs in Russia and Central Asia. Significant Growth Potential Through Geographic Expansion Cactus has not yet sold into regions that make up the majority of global rig activity Areas of potential expansion Countries where Cactus provided wellhead equipment prior to 2022 (1)

25 3 4 5 6 7 At IPO Current Independent Directors Environmental Social Governance ◼ Cactus, Inc. is committed to reducing its impact on the environment. We will continue to strive to improve our environmental performance over time and to initiate projects and activities that will further reduce our impact on the environment. ◼ Cactus, Inc. is dedicated to improving lives and protecting human rights. We seek to make the world a better place by encouraging fairness, equal opportunity and human dignity. ◼ Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ◼ Bylaws amended to permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances Source: Company filings. ◼ All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and oil & activities’ impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk 2021 CEO Target Pay Mix

Appendix

27 Public 78% Management, Board & Select Employees 22% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1. As of May 3, 2022. Excludes effect of dilutive securities. 2. As of May 5, 2022. Market capitalization utilizes total shares outstanding. 3. As of March 31, 2022. 4. As of May 3, 2022. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) 60.5mm Class B Shares Outstanding(1) 15.4mm Total Shares Outstanding(1) 75.9mm Market Capitalization(2) ~$3.7bn Finance Lease Obligations(3) $12.6mm Cash and Cash Equivalents(3) $297.7mm Quarterly Dividend Per Share $0.11 Annual Dividend Yield(2) 0.9% Company Profile Organizational Structure(1) Class A Common Stock (79.7% voting power) Class B Common Stock (20.3% voting power) 15.4mm CW Units (20.3% economic rights) 60.5mm CW Units (79.7% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

28 1 ▪ Wellheads are required by each well over production life ▪ One of the first pieces of equipment to be installed ▪ Cactus wellheads installed below surface ▪ Production trees installed on the wellhead after the frac stacks are removed Product Sold1 ▪ Frac stacks are connected to the wellhead for the fracturing phase of a well ▪ Must reliably withstand all liquids and proppants that are pumped downhole to fracture Equipment Rented 2 ▪ Zipper manifolds, mono- bore flowline and remote greasing units used during the fracturing process ▪ Allow fracing to seamlessly shift from well to well while reducing connections for high- pressure equipment Equipment Rented 3 ▪ Assist with the installation, maintenance and handling of the wellhead and pressure control equipment ▪ Variety of equipment to install and service, such as high-pressure flow iron, closing units, crane trucks and testing units Services Provided4 Cactus Equipment Positioned on a Multi-Well Pad Note: Cactus equipment shown not inclusive of all Rental innovations described on preceding slides. 2 4 1 3 3 4 1

29 Annualized Year Ended Three Months Ended Three Months Ended ($ in thousands) December 31, March 31, March 31, 2021 2020 2019 2018 2017 2016 2015 2022 2022 Net income (loss) $67,470 $59,215 $156,303 $150,281 $66,547 ($8,176) $21,224 $108,332 $27,083 Interest (income) expense, net 774 (701) (879) 3,595 20,767 20,233 21,837 400 100 Income tax expense 7,675 10,970 32,020 19,520 1,549 809 784 10,768 2,692 EBIT 75,919 69,484 187,444 173,396 88,863 12,866 43,845 119,500 29,875 Depreciation and amortization 36,308 40,520 38,854 30,153 23,271 21,241 20,580 34,708 8,677 EBITDA $112,227 $110,004 $226,298 $203,549 $112,134 $34,107 $64,425 $154,208 $38,552 Severance expenses - 1,864 - - - - - - - Revaluation of tax receivable agreement liability (898) 555 (5,336) - - - - 4,460 1,115 Secondary offering related expenses 406 - 1,042 - - - - - - (Gain) loss on debt extinguishment - - 4,305 - (2,251) (1,640) - - Stock-based compensation 8,620 8,599 6,995 4,704 - 361 359 10,664 2,666 Adjusted EBITDA $120,355 $121,022 $228,999 $212,558 $112,134 $32,217 $63,144 $169,332 $42,333 Revenue $438,589 $348,566 $628,414 $544,135 $341,191 $155,048 $221,395 $583,596 $145,899 Net income (loss) margin 15.4% 17.0% 24.9% 27.6% 19.5% (5.3%) 9.6% 18.6% 18.6% Adjusted EBITDA margin 27.4% 34.7% 36.4% 39.1% 32.9% 20.8% 28.5% 29.0% 29.0% Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA, Adjusted EBITDA and Adjusted EBITDA margin are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA, Adjusted EBITDA and Adjusted EBITDA margin because we believe they provide useful information regarding the factors and trends affecting our business. *For the year ended December 31, 2014, we had EBITDA of $88.8 million, representing net income of $59.1 million, excluding net interest expense of $11.2 million, income tax expense of $0.3 million and depreciation and amortization of $18.2 million. There was no early extinguishment of debt in 2014. Stock-based compensation was $1.3 million in 2014. Adjusted EBITDA was equal to $90.1 million. Revenue was $259.5 million, Net Income margin was 22.8% and Adjusted EBITDA margin was 34.7%.

30 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact